UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES



Investment Company Act file number    811-09651
                                      811-09735

Name of Fund:  BlackRock Focus Growth Fund, Inc.
Master Focus Growth LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 11/30/2007

Date of reporting period: 12/01/2006 - 11/30/2007

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Focus Growth
Fund, Inc.


ANNUAL REPORT    NOVEMBER 30, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Focus Growth Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



Table of Contents


                                                                       Page

A Letter to Shareholders                                                3
Annual Report:
Fund Summary                                                            4
About Fund Performance                                                  6
Disclosure of Expenses                                                  6
Fund Financial Statements:
   Statement of Assets and Liabilities                                  7
   Statement of Operations                                              8
   Statements of Changes in Net Assets                                  9
Fund Financial Highlights                                              10
Fund Notes to Financial Statements                                     12
Fund Report of Independent Registered Public Accounting Firm           15
Master LLC Portfolio Summary                                           16
Master LLC Financial Statements:
   Schedule of Investments                                             17
   Statement of Assets and Liabilities                                 19
   Statement of Operations                                             20
   Statements of Changes in Net Assets                                 21
Master LLC Financial Highlights                                        21
Master LLC Notes to Financial Statements                               22
Master LLC Report of Independent Registered Public Accounting Firm     26
Proxy Results                                                          27
Officers and Directors                                                 28
BlackRock Fund Information                                             32
Mutual Fund Family                                                     34


Effective December 17, 2007, Master Focus Twenty LLC and its corresponding feeder fund, BlackRock Focus Twenty Fund, Inc., changed their names to Master Focus Growth LLC and BlackRock Focus Growth Fund, Inc., respectively. Fund management, the investment objective and the investment strategies of the Funds remain the same.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



A Letter to Shareholders


Dear Shareholder

The November reporting period was fairly tumultuous for financial markets, culminating in mixed results for some of the major benchmark indexes:


Total Returns as of November 30, 2007                                                 6-month        12-month
U.S. equities (S&P 500 Index)                                                          -2.33%         + 7.72%
Small cap U.S. equities (Russell 2000 Index)                                           -8.82          - 1.17
International equities (MSCI Europe, Australasia, Far East Index)                      +2.82          +17.30
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +5.32          + 6.05
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         +2.40          + 2.71
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -2.84          + 3.01

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility throughout 2007, equity markets displayed surprising resilience. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 3.97% by period-end, while prices correspondingly rose. Meanwhile, the tax-exempt bond market has been challenged by a combination of record-setting supply, economic uncertainty and concerns around the credit worthiness of bond insurers. This brought municipal bond prices to relatively attractive levels and, as such, demand generally held firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


/s/ Rob Kapito
--------------
Rob Kapito
President, BlackRock Advisors, LLC



THIS PAGE NOT PART OF YOUR FUND REPORT


Fund Summary


Portfolio Management Commentary

  Effective December 17, 2007, BlackRock Focus Twenty Fund, Inc. was renamed BlackRock Focus Growth Fund, Inc.

  How did the Fund perform?

* The Fund, through its investment in Master Focus Growth LLC, significantly outperformed its benchmark for the fiscal year ended November 30, 2007.

  What factors influenced performance?

* Security selection accounted for 70% of the Fund's outperformance of the benchmark. Fund holdings in the health care, industrials and materials sectors contributed to returns, as did an absence of exposure to financials for most of the period. Stock selection in the information technology sector, although more mixed, was largely positive as well. Fund holdings that contributed to performance over the period included Intuitive Surgical, Inc., Potash Corp. of Saskatchewan Inc., Jacobs Engineering Group, Inc., Sotheby's Holdings, Inc. and BE Aerospace, Inc.

* Security selection among consumer discretionary stocks detracted from performance, although not enough to derail the Fund's strong outperformance for the period. An underweight position and disappointing stock selection within the energy sector also impeded returns modestly.

  Describe recent portfolio activity.

* During the fiscal year, we increased the Fund's exposure to the health care, telecommunications, consumer staples and materials sectors, and reduced holdings in energy and financials. These sector shifts were based on stock-specific transactions rather than a top-down view of the market.

* Overall, we continued our efforts to take advantage of what we believe to be the most attractive growth stock opportunities available in the market, taking into consideration growth prospects and valuation parameters. To that end, we eliminated a number of portfolio holdings that underperformed our expectations.

  Describe Fund positioning at period-end.

* We believe the U.S. economy is likely to experience below-trend expansion over the next few quarters. In our view, the events of early August 2007 (that is, those related to conditions in the credit and financing markets) are likely to have an ongoing negative impact on the U.S. housing market and, perhaps, consumer spending as well. We are more cautious in our outlook and continue to monitor market conditions to determine if they may pose a more serious threat to economic growth in 2008. Although this current environment may challenge broader market earnings growth over time, we believe it should provide an attractive investment environment for select growth stocks going forward.

* At the close of the period, the portfolio had overweight positions relative to the benchmark in the materials, telecommunications, industrials, health care and information technology sectors, and was underweight in energy, consumer discretionary and consumer staples. The portfolio had no exposure to financials at the end of the fiscal year.


Expense Example

                                           Actual                                              Hypothetical**

                       Beginning         Ending                              Beginning            Ending
                     Account Value   Account Value     Expenses Paid       Account Value      Account Value      Expenses Paid
                      June 1, 2007   Nov. 30, 2007   During the Period*     June 1, 2007      Nov. 30, 2007    During the Period*
Institutional           $1,000         $1,110.10            $ 6.40              $1,000          $1,019.03             $ 6.12
Investor A              $1,000         $1,107.60            $ 9.09              $1,000          $1,016.48             $ 8.69
Investor B              $1,000         $1,100.00            $13.69              $1,000          $1,012.06             $13.11
Investor C              $1,000         $1,105.30            $14.04              $1,000          $1,011.76             $13.41

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Institutional,
    1.72% for Investor A, 2.60% for Investor B and 2.66% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

    See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++ and Investor A Shares*++ compared to a similar investment in S&P
500 (R) Index++++ and S&P 500 Citigroup Growth Index ++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

03/03/2000                                     $10,000.00
November 2000                                  $ 6,240.00
November 2001                                  $ 2,000.00
November 2002                                  $ 1,280.00
November 2003                                  $ 1,570.00
November 2004                                  $ 1,650.00
November 2005                                  $ 1,820.00
November 2006                                  $ 2,010.00
November 2007                                  $ 2,520.00


Investor A Shares*++

Date                                             Value

03/03/2000                                     $ 9,475.00
November 2000                                  $ 5,903.00
November 2001                                  $ 1,886.00
November 2002                                  $ 1,203.00
November 2003                                  $ 1,478.00
November 2004                                  $ 1,544.00
November 2005                                  $ 1,706.00
November 2006                                  $ 1,876.00
November 2007                                  $ 2,340.00


S&P 500 (R) Index++++

Date                                             Value

03/03/2000                                     $10,000.00
November 2000                                  $ 9,411.00
November 2001                                  $ 8,260.00
November 2002                                  $ 6,896.00
November 2003                                  $ 7,937.00
November 2004                                  $ 8,957.00
November 2005                                  $ 9,714.00
November 2006                                  $11,096.00
November 2007                                  $11,953.00


S&P 500 Citigroup Growth Index++++++

Date                                             Value

03/03/2000                                     $10,000.00
November 2000                                  $ 8,501.00
November 2001                                  $ 6,881.00
November 2002                                  $ 5,319.00
November 2003                                  $ 6,050.00
November 2004                                  $ 6,491.00
November 2005                                  $ 6,799.00
November 2006                                  $ 7,521.00
November 2007                                  $ 8,224.00

      * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

     ** Commencement of operations.

     ++ The Fund invests all of its assets in Master Focus Growth LLC. The
        Master LLC invests primarily in common stocks of approximately 20 to 30 companies that the Manager believes have strong earnings growth and capital appreciation potential.

   ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

 ++++++ This unmanaged broad-based Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.


Performance Summary for the Year Ended November 30, 2007

                                                                   Average Annual Total Returns*

                                                       1 Year                 5 Years              Since Inception**
                                 6-Month       w/o sales   w/sales     w/o sales      w/sales     w/o sales     w/sales
                              Total Returns      charge     charge       charge        charge       charge       charge
Institutional                     +11.01%        +25.37%      --         +14.51%         --         -16.30%        --
Investor A                        +10.76         +24.75     +18.20%      +14.23        +13.00%      -16.52       -17.10%
Investor B                        +10.00         +23.53     +19.03       +13.25        +13.01       -17.24       -17.24
Investor C                        +10.53         +24.19     +23.19       +13.25        +13.25       -17.24       -17.24
S&P 500 Index                     - 2.33         + 7.72       --         +11.63          --         + 2.33         --
S&P 500 Citigroup Growth Index    + 1.00         + 9.35       --         + 9.11          --         - 2.49         --

 * Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.

** The Fund commenced operations on 3/03/00.

   Past performance is not indicative of future results.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



About Fund Performance


* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on June 1, 2007 and held through November 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Statement of Assets and Liabilities                                                             BlackRock Focus Growth Fund, Inc.
As of November 30, 2007
Assets

Investment in Master Focus Growth LLC, (the "Master LLC"), at value
(identified cost--$63,664,383)                                                                                    $    75,086,385
Prepaid expenses                                                                                                           39,204
                                                                                                                  ---------------
Total assets                                                                                                           75,125,589
                                                                                                                  ---------------


Liabilities

Payables:
   Other affiliates                                                                            $        61,518
   Distributor                                                                                          43,160
   Administrator                                                                                        15,751            120,429
                                                                                               ---------------
Accrued expenses                                                                                                           32,774
                                                                                                                  ---------------
Total liabilities                                                                                                         153,203
                                                                                                                  ---------------


Net Assets

Net assets                                                                                                        $    74,972,386
                                                                                                                  ===============


Net Assets Consist of

Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                               $       609,395
Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                          376,634
Investor B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                        1,269,106
Investor C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                          910,525
Paid-in capital in excess of par                                                                                    1,604,620,426
Accumulated realized capital losses allocated from the Master LLC--net                                            (1,544,235,702)
Unrealized appreciation allocated from the Master LLC--net                                                             11,422,002
                                                                                                                  ---------------
Net Assets                                                                                                        $    74,972,386
                                                                                                                  ===============


Net Asset Value

Institutional--Based on net assets of $15,357,402 and 6,093,953 shares outstanding                                $          2.52
                                                                                                                  ===============
Investor A--Based on net assets of $9,291,473 and 3,766,341 shares outstanding                                    $          2.47
                                                                                                                  ===============
Investor B--Based on net assets of $29,325,725 and 12,691,057 shares outstanding                                  $          2.31
                                                                                                                  ===============
Investor C--Based on net assets of $20,997,786 and 9,105,246 shares outstanding                                   $          2.31
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Statement of Operations                                                                         BlackRock Focus Growth Fund, Inc.

For the Year Ended November 30, 2007
Investment Income

Net investment loss allocated from the Master LLC:
   Dividends                                                                                                      $       228,732
   Interest from affiliates                                                                                                80,423
   Securities lending--net                                                                                                  3,467
   Expenses                                                                                                             (459,161)
                                                                                                                  ---------------
Total loss                                                                                                              (146,539)
                                                                                                                  ---------------


Expenses

Service and distribution fees--Investor B                                                      $       301,243
Service and distribution fees--Investor C                                                              202,281
Administration fees                                                                                    184,643
Transfer agent fees--Investor B                                                                        177,186
Transfer agent fees--Investor C                                                                        129,331
Printing and shareholder reports                                                                        72,420
Transfer agent fees--Institutional                                                                      49,171
Registration fees                                                                                       45,574
Transfer agent fees--Investor A                                                                         42,108
Professional fees                                                                                       34,582
Service fees--Investor A                                                                                21,035
Other                                                                                                   17,530
                                                                                               ---------------
Total expenses                                                                                                          1,277,104
                                                                                                                  ---------------
Investment loss--net                                                                                                  (1,423,643)
                                                                                                                  ---------------


Realized & Unrealized Gain Allocated from the Master LLC--Net

Realized gain on:
   Investments--net                                                                                 10,814,547
   Options written--net                                                                              1,035,094         11,849,641
                                                                                               ---------------
Change in unrealized appreciation/depreciation on:
   Investments--net                                                                                  5,409,876
   Options written--net                                                                               (79,444)          5,330,432
Total realized and unrealized gain--net                                                        ---------------    ---------------
                                                                                                                       17,180,073
                                                                                                                  ---------------
Net Increase in Net Assets Resulting from Operations                                                              $    15,756,430
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Statements of Changes in Net Assets                                                             BlackRock Focus Growth Fund, Inc.

                                                                                                                  For the
                                                                                                          Year Ended November 30,

Increase (Decrease) in Net Assets:                                                                    2007                2006
Operations

Investment loss--net                                                                           $   (1,423,643)    $   (1,294,877)
Realized gain--net                                                                                  11,849,641         14,243,911
Change in unrealized appreciation--net                                                               5,330,432        (4,963,321)
                                                                                               ---------------    ---------------
Net increase in net assets resulting from operations                                                15,756,430          7,985,713
                                                                                               ---------------    ---------------


Capital Share Transactions

Net decrease in net assets derived from capital share transactions                                (17,624,365)       (30,129,646)
                                                                                               ---------------    ---------------


Net Assets

Total decrease in net assets                                                                       (1,867,935)       (22,143,933)
Beginning of year                                                                                   76,840,321         98,984,254
                                                                                               ---------------    ---------------
End of year                                                                                    $    74,972,386    $    76,840,321
                                                                                               ===============    ===============

See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Financial Highlights                                                                            BlackRock Focus Growth Fund, Inc.

The following per share data                       Institutional                                     Investor A
and ratios have been derived
from information provided in              For the Year Ended November 30,                 For the Year Ended November 30,
the financial statements.            2007     2006      2005     2004     2003        2007     2006     2005      2004     2003
Per Share Operating Performance

Net asset value, beginning
of year                            $   2.01  $  1.82  $  1.65   $  1.57  $  1.28    $  1.98   $  1.80  $  1.63   $  1.56  $  1.27
                                   ---------------------------------------------    ---------------------------------------------
Investment loss--net**                (.02)    (.01)    (.02)     (.01)    (.02)      (.03)     (.02)    (.02)     (.02)    (.02)
Realized and unrealized gain--net       .53      .20      .19       .09      .31        .52       .20      .19       .09      .31
                                   ---------------------------------------------    ---------------------------------------------
Total from investment operations        .51      .19      .17       .08      .29        .49       .18      .17       .07      .29
                                   ---------------------------------------------    ---------------------------------------------
Net asset value, end of year       $   2.52  $  2.01  $  1.82   $  1.65  $  1.57    $  2.47   $  1.98  $  1.80   $  1.63  $  1.56
                                   =============================================    =============================================


Total Investment Return*

Based on net asset value per share   25.37%   10.44%   10.30%     5.10%   22.66%     24.75%    10.00%   10.43%     4.49%   22.83%
                                   =============================================    =============================================


Ratios to Average Net Assets++

Expenses                              1.40%    1.55%    1.63%     1.70%    1.86%      1.84%     1.80%    1.88%     1.95%    2.10%
                                   =============================================    =============================================
Investment loss--net                 (.98%)   (.66%)   (.92%)    (.83%)  (1.33%)    (1.41%)    (.92%)  (1.17%)   (1.08%)  (1.57%)
                                   =============================================    =============================================


Supplemental Data

Net assets, end of year
(in thousands)                     $ 15,357  $14,217  $16,277   $20,962  $27,105    $ 9,291   $ 8,534  $10,146   $13,494  $18,007
                                   =============================================    =============================================
Portfolio turnover of the
Master LLC                          144.83%  117.18%  143.17%   182.69%  316.42%    144.83%   117.18%  143.17%   182.69%  316.42%
                                   =============================================    =============================================

      * Total investment returns exclude the effects of any sales charges.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment loss--net.

        See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Financial Highlights (concluded)                                                                BlackRock Focus Growth Fund, Inc.

The following per share data                         Investor B                                     Investor C
and ratios have been derived
from information provided in              For the Year Ended November 30,                 For the Year Ended November 30,
the financial statements.            2007     2006      2005     2004     2003        2007     2006     2005      2004     2003
Per Share Operating Performance

Net asset value, beginning
of year                            $   1.87  $  1.71  $  1.57   $  1.51  $  1.24    $  1.86   $  1.71  $  1.56   $  1.51  $  1.24
                                   ---------------------------------------------    ---------------------------------------------
Investment loss--net**                (.05)    (.03)    (.03)     (.03)    (.03)      (.05)     (.03)    (.03)     (.03)    (.03)
Realized and unrealized gain--net       .49      .19      .17       .09      .30        .50       .18      .18       .08      .30
                                   ---------------------------------------------    ---------------------------------------------
Total from investment operations        .44      .16      .14       .06      .27        .45       .15      .15       .05      .27
                                   ---------------------------------------------    ---------------------------------------------
Net asset value, end of year       $   2.31  $  1.87  $  1.71   $  1.57  $  1.51    $  2.31   $  1.86  $  1.71   $  1.56  $  1.51
                                   =============================================    =============================================


Total Investment Return*

Based on net asset value per share   23.53%    9.36%    8.92%     3.97%   21.77%     24.19%     8.77%    9.62%     3.31%   21.77%
                                   =============================================    =============================================


Ratios to Average Net Assets++

Expenses                              2.71%    2.66%    2.75%     2.81%    2.98%      2.75%     2.68%    2.77%     2.83%    3.01%
                                   =============================================    =============================================
Investment loss--net                (2.29%)  (1.77%)  (2.04%)   (1.93%)  (2.45%)    (2.32%)   (1.79%)  (2.06%)   (1.95%)  (2.49%)
                                   =============================================    =============================================


Supplemental Data

Net assets, end of year
(in thousands)                     $ 29,326  $33,161  $45,104   $67,922  $89,384    $20,998   $20,928  $27,457   $41,234  $53,202
                                   =============================================    =============================================
Portfolio turnover of the
Master LLC                          144.83%  117.18%  143.17%   182.69%  316.42%    144.83%   117.18%  143.17%   182.69%  316.42%
                                   =============================================    =============================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment loss--net.

        See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Notes to Financial Statements                 BlackRock Focus Growth Fund, Inc.


1. Significant Accounting Policies:

Effective December 17, 2007, BlackRock Focus Twenty Fund, Inc. and Master
Focus Twenty LLC were renamed BlackRock Focus Growth Fund, Inc. (the "Fund") and Master Focus Growth LLC (the "Master LLC"), respectively. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master LLC, which has the same investment objective and strategies as the Fund. Effective June 15, 2007, the Master LLC was converted from a Delaware statuatory trust to a Delaware limited liability company. The value of the Fund's investment in the Master LLC reflects the Fund's proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Master LLC owned by the Fund at November 30, 2007 was 100%. The Fund offers multiple classes of shares. Institutional Shares are generally sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment at fair value. Valuation of securities held by the Master LLC is discussed in Note 1(a) of the Master LLC's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Master LLC's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master LLC are accounted for on a trade date basis.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Notes to Financial Statements (continued)     BlackRock Focus Growth Fund, Inc.


(h) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,423,643 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of a permanent difference attributable to a net operating loss. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Administrator"), an indirect, wholly owned subsidiary of BlackRock, Inc. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Service          Distribution
                                          Fee                   Fee

Investor A                               .25%                    --
Investor B                               .25%                  .75%
Investor C                               .25%                  .75%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, and Investor C shareholders. The ongoing distribution fee compensates the Distributor and broker-dealers for providing distribution-related services to Investor B and Investor C shareholders.

For the year ended November 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares, which totaled $6,005.

For the year ended November 30, 2007, affiliates received contingent deferred sales charges of $31,163 and $1,302 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $18 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended November 30, 2007, the following amounts have been accrued by the Fund to reimburse the Administrator for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                         Call Center
                                                Fees

Institutional                                 $  183
Investor A                                    $  371
Investor B                                    $1,664
Investor C                                    $1,215


PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $17,624,365 and $30,129,646 for the years ended November 30, 2007 and November 30, 2006, respectively.

Transactions in capital shares for each class were as follows:



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Notes to Financial Statements (concluded)     BlackRock Focus Growth Fund, Inc.

                                                                 For the Year Ended               For the Year Ended
                                                                  November 30, 2007                November 30, 2006
                                                                Shares          Amount           Shares           Amount
Institutional Shares

Shares sold                                                     2,007,319    $   4,746,708         258,600    $     502,604
Shares redeemed                                               (2,986,244)      (6,901,292)     (2,115,291)      (4,055,990)
                                                            ------------------------------   ------------------------------
Net decrease                                                    (978,925)    $ (2,154,584)     (1,856,691)    $ (3,553,386)
                                                            ==============================   ==============================


Investor A Shares

Shares sold and automatic conversion of shares                    496,150    $   1,139,737         654,796    $   1,235,282
Shares redeemed                                               (1,047,955)      (2,245,242)     (1,983,283)      (3,764,446)
                                                            ------------------------------   ------------------------------
Net decrease                                                    (551,805)    $ (1,105,505)     (1,328,487)    $ (2,529,164)
                                                            ==============================   ==============================


Investor B Shares

Shares sold                                                       279,590    $     581,482         237,359    $     428,396
Shares redeemed and automatic conversion of shares            (5,350,086)     (10,743,034)     (8,820,089)     (15,830,739)
                                                            ------------------------------   ------------------------------
Net decrease                                                  (5,070,496)    $(10,161,552)     (8,582,730)    $(15,402,343)
                                                            ==============================   ==============================


Investor C Shares

Shares sold                                                       558,194    $   1,178,193         416,607    $     750,300
Shares redeemed                                               (2,679,670)      (5,380,917)     (5,249,413)      (9,395,053)
                                                            ------------------------------   ------------------------------
Net decrease                                                  (2,121,476)    $ (4,202,724)     (4,832,806)    $ (8,644,753)
                                                            ==============================   ==============================



4. Distributions to Shareholders:

As of November 30, 2007, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward                        $ (1,544,231,280)*
Unrealized gains--net                                  11,417,580**
                                                 ------------------
Total accumulated losses--net                    $  (1,532,813,700)
                                                 ==================

 * On November 30, 2007, the Fund had a net capital loss carryforward of $1,544,231,280, of which $168,538,351 expires in 2008, $1,109,040,883 expires in 2009 and $266,652,046 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis unrealized gains is attributable primarily to the deferral of losses on wash sales.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Report of Independent Registered Public Accounting Firm
                                              BlackRock Focus Growth Fund, Inc.


To the Shareholders and Board of Directors of BlackRock Focus Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Focus Growth Fund, Inc. (formerly BlackRock Focus Twenty Fund, Inc.) (the "Fund") as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Focus Growth Fund, Inc. as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

January 23, 2008



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Portfolio Summary                                      Master Focus Growth LLC


As of November 30, 2007


                                                              Percent of
Ten Largest Equity Investments                                Net Assets

Google, Inc. Class A                                              4.3%
China Mobile (Hong Kong) Ltd.                                     4.3
Potash Corp. of Saskatchewan, Inc.                                4.2
Gilead Sciences, Inc.                                             4.0
Waters Corp.                                                      3.9
General Cable Corp.                                               3.9
Apple Computer, Inc.                                              3.7
SBA Communications Corp. Class A                                  3.7
FTI Consulting, Inc.                                              3.7
Freeport-McMoRan Copper & Gold, Inc. Class B                      3.6


                                                              Percent of
                                                                Total
Industry Classification                                      Investments

Wireless Telecommunication Services                               8.0%
Life Sciences Tools & Services                                    7.5
Internet Software & Services                                      7.4
Biotechnology                                                     7.3
Electrical Equipment                                              7.2
Metals & Mining                                                   7.1
Chemicals                                                         4.2
Computers & Peripherals                                           3.8
Commercial Services & Supplies                                    3.7
Household Products                                                3.6
Aerospace & Defense                                               3.6
Health Care Equipment & Supplies                                  3.5
Food & Staples Retailing                                          3.5
Internet & Catalog Retail                                         3.4
Pharmaceuticals                                                   3.4
Oil, Gas & Consumable Fuels                                       3.4
Beverages                                                         3.4
Semiconductors & Semiconductor Equipment                          3.4
Construction & Engineering                                        3.3
Software                                                          3.2
Communications Equipment                                          3.2
Electronic Equipment & Instruments                                2.9


For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Schedule of Investments as of November 30, 2007
                                   Master Focus Growth LLC    (in U.S. dollars)


                                                         Shares
Common Stocks                                              Held         Value

United States--99.6%

Aerospace & Defense--3.6%

Precision Castparts Corp.                                18,200    $  2,681,588

Beverages--3.4%

Cia de Bebidas das Americas (Preference Shares) (b)      33,600       2,522,688

Biotechnology--7.3%

Celgene Corp. (a)                                        40,000       2,462,000
Gilead Sciences, Inc. (a)                                64,200       2,987,868
                                                                   ------------
                                                                      5,449,868

Chemicals--4.2%

Potash Corp. of Saskatchewan, Inc.                       26,200       3,141,118

Commercial Services & Supplies--3.7%

FTI Consulting, Inc. (a)                                 48,300       2,753,100

Communications Equipment--3.2%

Cisco Systems, Inc. (a)                                  85,400       2,392,908

Computers & Peripherals--3.7%

Apple Computer, Inc. (a)                                 15,400       2,806,188

Construction & Engineering--3.3%

Jacobs Engineering Group, Inc. (a)                       29,400       2,462,838

Electrical Equipment--7.1%

General Cable Corp. (a)                                  39,100       2,908,258
Roper Industries, Inc.                                   39,000       2,474,550
                                                                   ------------
                                                                      5,382,808

Electronic Equipment & Instruments--2.9%

Itron, Inc. (a)                                          28,000       2,171,400

Food & Staples Retailing--3.5%

CVS/Caremark Corp.                                       65,000       2,605,850

Health Care Equipment & Supplies--3.5%

Hologic, Inc. (a)                                        39,800       2,642,321

Household Products--3.6%

The Procter & Gamble Co.                                 36,300       2,686,200

Internet & Catalog Retail--3.4%

Amazon.com, Inc. (a)                                     28,600       2,590,015

Internet Software & Services--7.4%

Google, Inc. Class A (a)                                  4,650       3,222,450
eBay, Inc. (a)                                           70,200       2,353,806
                                                                   ------------
                                                                      5,576,256

Life Sciences Tools & Services--7.4%

Thermo Fisher Scientific, Inc. (a)                       45,400       2,616,856
Waters Corp. (a)                                         38,000       2,965,520
                                                                   ------------
                                                                      5,582,376

Metals & Mining--7.1%

Barrick Gold Corp.                                       64,700       2,620,997
Freeport-McMoRan Copper & Gold, Inc. Class B             27,500       2,720,575
                                                                   ------------
                                                                      5,341,572

Oil, Gas & Consumable Fuels--3.4%

Consol Energy, Inc.                                      43,000       2,549,042

Pharmaceuticals--3.4%

Teva Pharmaceutical Industries Ltd. (b)                  57,300       2,557,299


                                                         Shares
Common Stocks                                              Held         Value

United States (concluded)

Semiconductors & Semiconductor Equipment--3.4%

Intel Corp.                                              96,500    $  2,516,720

Software--3.2%

Microsoft Corp.                                          71,300       2,395,680

Wireless Telecommunication Services--7.9%

China Mobile (Hong Kong) Ltd. (b)                        34,900       3,198,934
SBA Communications Corp. Class A (a)                     73,800       2,763,072
                                                                   ------------
                                                                      5,962,006

Total Investments Before Options Written
(Cost--$63,268,395*)--99.6%                                          74,769,841



                                                      Number of
Options Written                                       Contracts

Call Options Written

Amazon.Com, Inc.:
  expiring December 2007 at USD 85                           41        (28,392)
  expiring January 2008 at USD 90                            41        (25,830)
Apple Computer, Inc.:
  expiring December 2007 at USD 175                          22        (27,115)
  expiring January 2008 at USD 180                           22        (34,925)
Barrick Gold Corp., expiring January 2008 at USD 45          92        (10,580)
Celgene Corp., expiring January 2008 at USD 65               57        (13,823)
China Mobile (Hong Kong) Ltd.:
  expiring December 2007 at USD 90                           52        (29,120)
  expiring January 2008 at USD 90                            43        (33,970)
Cisco Systems, Inc.:
  expiring December 2007 at USD 32.5                        111           (611)
  expiring January 2008 at USD 30                           122         (8,235)
eBay, Inc., expiring December 2007 at USD 35                100         (5,500)
Freeport-McMoRan Copper & Gold, Inc. Class B:
  expiring December 2007 at USD 110                          34         (5,117)
  expiring January 2008 at USD 100                           34        (26,010)
Gilead Sciences, Inc., expiring December 2007 at USD 45      91        (21,840)
Google, Inc. Class A:
  expiring December 2007 at USD 720                           7         (9,450)
  expiring January 2008 at USD 720                            7        (19,880)
Jacobs Engineering Group, Inc.:
  expiring December 2007 at USD 85                           42        (10,710)
  expiring January 2008 at USD 85                            42        (19,530)
Potash Corp. of Saskatchewan, Inc.:
  expiring December 2007 at USD 120                          32        (19,360)
  expiring January 2008 at USD 120                           37        (36,630)
Precision Castparts Corp.:
  expiring December 2007 at USD 150                          26        (11,050)
  expiring January 2008 at USD 150                           26        (20,670)

Total Options Written
(Premiums Received--$338,904)--(0.6%)                                 (418,348)

Total Investments, Net of Options Written
  (Cost--$62,929,491)--99.0%                                         74,351,493
Other Assets Less Liabilities--1.0%                                     734,892
                                                                   ------------
Net Assets--100.0%                                                 $ 75,086,385
                                                                   ============



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Schedule of Investments (concluded)
                                    Master Focus Growth LLC   (in U.S. dollars)


 * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                            $    63,272,817
                                              ===============
    Gross unrealized appreciation             $    11,758,547
    Gross unrealized depreciation                   (261,523)
                                              ---------------
    Net unrealized appreciation               $    11,497,024
                                              ===============

(a) Non-income producing security.

(b) Depositary receipts.

  o Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                 Net           Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series                      $(3,913,588)       $80,423
    BlackRock Liquidity Series, LLC
      Money Market Series                    $(8,445,400)       $ 3,467

  o For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Statement of Assets and Liabilities                                                                       Master Focus Growth LLC

As of November 30, 2007
Assets

Investments in unaffiliated securities, at value (identified cost--$63,268,395)                                   $    74,769,841
Receivables:
   Securities sold                                                                             $     4,089,062
   Dividends                                                                                            28,247
   Contributions                                                                                        20,900
   Interest from affiliates                                                                              5,343          4,143,552
                                                                                               ---------------
Prepaid expenses and other assets                                                                                           2,966
                                                                                                                  ---------------
Total assets                                                                                                           78,916,359
                                                                                                                  ---------------


Liabilities

Bank overdraft                                                                                                            632,212
Options written, at value (premiums received $338,904)                                                                    418,348
Payables:
   Securities purchased                                                                              2,528,176
   Withdrawals                                                                                         190,442
   Investment adviser                                                                                   25,233
   Other affiliates                                                                                        535          2,744,386
                                                                                               ---------------
Accrued expenses and other liabilities                                                                                     35,028
                                                                                                                  ---------------
Total liabilities                                                                                                       3,829,974
                                                                                                                  ---------------


Net Assets

Net assets                                                                                                        $    75,086,385
                                                                                                                  ===============


Net Assets Consist of

Investor's capital                                                                                                $    63,664,383
Unrealized appreciation--net                                                                                           11,422,002
                                                                                                                  ---------------
Net Assets                                                                                                        $    75,086,385
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Statement of Operations                                                                                   Master Focus Growth LLC

For the Year Ended November 30, 2007
Investment Income

Dividends (net of $4,832 foreign withholding tax)                                                                 $       228,732
Interest from affiliates                                                                                                   80,423
Securities lending--net                                                                                                     3,467
                                                                                                                  ---------------
Total income                                                                                                              312,622
                                                                                                                  ---------------


Expenses

Investment advisory fees                                                                       $       443,849
Accounting services                                                                                     78,245
Professional fees                                                                                       33,144
Custodian fees                                                                                          23,154
Directors' fees and expenses                                                                            13,144
Printing and shareholder reports                                                                         4,622
Pricing fees                                                                                             1,171
Other                                                                                                    9,782
                                                                                               ---------------
Total expenses before waiver                                                                           607,111
Waiver of expenses                                                                                   (147,950)
                                                                                               ---------------
Total expenses after waiver                                                                                               459,161
                                                                                                                  ---------------
Investment loss--net                                                                                                    (146,539)
                                                                                                                  ---------------


Realized & Unrealized Gain (Loss)--Net

Realized gain on:
   Investments--net                                                                                 10,814,547
   Options written--net                                                                              1,035,094         11,849,641
                                                                                               ---------------
Change in unrealized appreciation (depreciation) on:
   Investments--net                                                                                  5,409,876
   Options written--net                                                                               (79,444)          5,330,432
                                                                                               ---------------    ---------------
Total realized and unrealized gain--net                                                                                17,180,073
                                                                                                                  ---------------
Net Increase in Net Assets Resulting from Operations                                                              $    17,033,534
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Statements of Changes in Net Assets                                                                       Master Focus Growth LLC

                                                                                                            For the
                                                                                                    Year Ended November 30,
Increase (Decrease) in Net Assets:                                                                     2007               2006
Operations

Investment income (loss)--net                                                                  $     (146,539)    $       258,739
Realized gain--net                                                                                  11,849,641         14,243,911
Change in unrealized appreciation--net                                                               5,330,432        (4,963,321)
                                                                                               ---------------    ---------------
Net increase in net assets resulting from operations                                                17,033,534          9,539,329
                                                                                               ---------------    ---------------


Capital Transactions

Proceeds from contributions                                                                          7,647,533          2,111,897
Fair value of withdrawals                                                                         (26,555,437)       (33,887,396)
                                                                                               ---------------    ---------------
Net decrease in net assets derived from capital transactions                                      (18,907,904)       (31,775,499)
                                                                                               ---------------    ---------------


Net Assets

Total decrease in net assets                                                                       (1,874,370)       (22,236,170)
Beginning of year                                                                                   76,960,755         99,196,925
                                                                                               ---------------    ---------------
End of year                                                                                    $    75,086,385    $    76,960,755
                                                                                               ================   ===============

See Notes to Financial Statements.



Financial Highlights                                                                                      Master Focus Growth LLC

The following per share data and ratios have been derived                          For the Year Ended November 30,
from information provided in the financial statements.                 2007         2006         2005         2004        2003

Total Investment Return

Total investment return                                               26.17%        11.40%       11.30%        6.07%       23.82%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

Expenses, net of waiver                                                 .62%          .59%         .63%         .71%         .71%
                                                                  ==========    ==========   ==========   ==========   ==========
Expenses                                                                .82%          .79%         .75%         .73%         .71%
                                                                  ==========    ==========   ==========   ==========   ==========
Investment income (loss)--net                                         (.20%)          .30%         .07%         .17%       (.19%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets, end of year (in thousands)                            $   75,086    $   76,961   $   99,197   $  143,964   $  188,072
                                                                  ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                                   144.83%       117.18%       143.17      182,69%      316.42%
                                                                  ==========    ==========   ==========   ==========   ==========

See Notes to Financial Statements.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Notes to Financial Statements                           Master Focus Growth LLC


1. Significant Accounting Policies:

Effective December 17, 2007, Master Focus Twenty LLC was renamed Master Focus Growth LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statuatory trust (the "Trust). The Limited Liability Company Agreement (the "LLC Agreement"), permits Directors (and prior to
June 16, 2007 the Declaration of Trust permitted the Trustees) to issue nontransferable interests in the Master LLC, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Directors of the Master LLC and the Board of Trustees of the Trust are referred to as the Board of Directors. The Master LLC's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master LLC.

(a) Valuation of investments--Equity securities held by the Master LLC that are traded on stock exchanges or the NASDAQ Global Market, Inc. are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Master LLC from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Master LLC employs pricing services to provide certain securities prices for the Master LLC. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Master LLC, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Master LLC's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master LLC are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master LLC's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments--The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master LLC and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.


* Financial futures contracts--The Master LLC may purchase or sell financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date at a specific price or yield. Upon entering into a contract, the Master LLC deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master LLC agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master LLC as unrealized gains or losses. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Notes to Financial Statements (continued)               Master Focus Growth LLC


* Options--The Master LLC may purchase and write call and put options. When the Master LLC writes an option, an amount equal to the premium received by the Master LLC is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Master LLC enters into a closing transaction), the Master LLC realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master LLC may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master LLC as an unrealized gain or loss. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures - The Master LLC may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Master LLC, sold by the Master LLC but not yet delivered, or committed or anticipated to be purchased by the Master LLC.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Master LLC may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Master LLC is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC's assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends or capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Master LLC may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Where the Master LLC receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Master LLC typically receives the income on the loaned securities but does not receive income on the collateral. Where the Master LLC receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master LLC may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft--The Master LLC recorded a bank overdraft, which resulted from management estimates of available cash.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Notes to Financial Statements (continued)               Master Focus Growth LLC


(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Master LLC's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Master LLC's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards
No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Master LLC's financial statement disclosures, if any, is currently being assessed.


2. Investment Advisory Agreement and Transactions with Affiliates:

The Master LLC has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Master LLC's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays a monthly fee at an annual rate of .60% of the Master LLC's average daily net assets. The Manager has agreed to waive a portion of the management fee equal to .20% of the average daily net assets of the Master LLC. This contractual waiver agreement has a one-year term and is renewable annually. For the year ended November 30, 2007, the Manager earned fees of $443,849, of which $147,950 was waived.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Master LLC to the Manager.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Master LLC has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended November 30, 2007, BIM received $1,361 in securities lending agent fees.

In addition, MLPF&S received $15,266 in commissions on the execution of portfolio security transactions for the Master LLC for the year ended November 30, 2007.

For the year ended November 30, 2007, the Master LLC reimbursed the Manager $1,325 for certain accounting services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2007 were $104,966,473 and $117,936,035, respectively.

Transactions in call options written for the year ended November 30, 2007 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
  beginning of year                               --                 --
Options written                               13,787    $     2,998,939
Options exercised                            (5,522)          (749,243)
Options expired                              (3,603)          (849,421)
Options closed                               (3,581)        (1,061,371)
                                      --------------    ---------------
Outstanding call options written,
  end of year                                  1,081    $       338,904
                                      ==============    ===============



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Notes to Financial Statements (concluded)               Master Focus Growth LLC


Transactions in put options written for the year ended November 30, 2007 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding put options written,
  beginning of year                               --                 --
Options written                                  910    $       312,925
Options closed                                 (910)          (312,925)
                                      --------------    ---------------
Outstanding put options written,
  end of year                                     --    $            --
                                      ==============    ===============


4. Short-Term Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master LLC pays a commitment fee of .06% per annum based on the Master LLC's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Master LLC did not borrow under the credit agreement during the year ended November 30, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Report of Independent Registered Public Accounting Firm
                                                        Master Focus Growth LLC


To the Investor and Board of Directors of Master Focus Growth LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Focus Growth LLC, (formerly Master Focus Twenty Trust) (the "Master LLC"), as of November 30, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Focus Growth LLC as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

January 23, 2008



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Proxy Results


During the six-month period ended November 30, 2007, the shareholders* of BlackRock Focus Growth Fund, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:


                                                                                   Shares Voted       Shares Withheld
                                                                                       For              From Voting
To elect the Fund's Board of Directors:       James H. Bodurtha                     27,848,946            902,220
                                              Bruce R. Bond                         27,845,275            905,891
                                              Donald W. Burton                      27,844,440            906,726
                                              Richard S. Davis                      27,844,076            907,090
                                              Stuart E. Eizenstat                   27,844,440            906,726
                                              Laurence D. Fink                      27,844,500            906,666
                                              Kenneth A. Froot                      27,845,275            905,891
                                              Henry Gabbay                          27,848,946            902,220
                                              Robert M. Hernandez                   27,845,275            905,891
                                              John F. O'Brien                       27,845,275            905,891
                                              Roberta Cooper Ramo                   27,849,781            901,385
                                              Jean Margo Reid                       27,847,548            903,618
                                              David H. Walsh                        27,848,946            902,220
                                              Fred G. Weiss                         27,849,781            901,385
                                              Richard R. West                       27,848,460            902,706

 * As feeder fund of Master Focus Growth LLC, the shareholders of BlackRock
   Focus Growth Fund, Inc. also voted to elect the above-named individuals as Directors of Master Focus Growth LLC.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 BlackRock-
                                                                                                 Advised Funds
                    Position(s)                                                                  and Portfolios
Name, Address       Held with    Length of                                                       Currently      Public
and Year of Birth   Fund         Time Served Principal Occupation(s) During Past 5 Years         Overseen       Directorships
Non-Interested Directors*

James H. Bodurtha   Director     1995 to     Director, The China Business Group, Inc. since      37 Funds       None
40 East 52nd Street              present     1996 and Executive Vice President thereof from      99 Portfolios
New York, NY 10022                           1996 to 2003; Chairman of the Board, Berkshire
1944                                         Holding Corporation since 1980; Partner, Squire,
                                             Sanders & Dempsey (a law firm) from 1980 to
                                             1993.


Bruce R. Bond       Director     2007 to     Trustee and member of the Governance Committee,     37 Funds       Avaya, Inc. from
40 East 52nd Street              present     State Street Research mutual funds ("SSR Funds")    99 Portfolios  1983 to present.
New York, NY 10022                           from 1997 to 2005.
1946


Donald W. Burton    Director     2007 to     Managing General Partner of The Burton Partnership, 37 Funds       Knology, Inc.
40 East 52nd Street              present     Limited Partnership (an investment partnership)     99 Portfolios  (telecommunica-
New York, NY 10022                           since 1979; Managing General Partner of The South                  tions);
1944                                         Atlantic Venture Funds since 1983; Member of the                   Capital
                                             Investment Advisory Council of the Florida State                   Southwest
                                             Board of Administration since 2001.                                (financial).


Honorable           Director     2007 to     Partner and Head of International Practice,         37 Funds       UPS Corporation,
Stuart E. Eizenstat              present     Covington and Burling (law firm) from 2001 to the   99 Portfolios  2005 to present.
40 East 52nd Street                          present.  Deputy Secretary of the Treasury from
New York, NY 10022                           1999 to 2001; Under Secretary of State for Economic,
1943                                         Business and Agricultural Affairs from 1997 to 1999;
                                             Under Secretary of Commerce for International Trade
                                             from 1996 to 1997; U.S. Ambassador to the European
                                             Union from 1993 to 1996.


Kenneth A. Froot    Director     2005 to     Professor, Harvard University since 1992;           37 Funds      None
40 East 52nd Street              present     Professor, Massachusetts Institute of               99 Portfolios
New York, NY 10022                           Technology from 1986 to 1992.
1957


Robert M. Hernandez Director,    2007 to     USX Corporation, (a diversified company             37 Funds       ACE Limited
40 East 52nd Street Chairman of  present     principally engaged in energy and steel             99 Portfolios  (insurance
New York, NY 10022  the Board of             businesses); Director from 1991 to 2001; Vice                      company)
1944                Directors and            Chairman and Chief Financial Officer from 1994                     from 1995
                    Member of                to 2001; Executive Vice President--Accounting                      to present;
                    the Audit                and Finance and Chief Financial Officer                            Eastman
                    Committee                from 1991 to 1994.                                                 Chemical
                                                                                                                Company
                                                                                                                from 2002
                                                                                                                to present;
                                                                                                                RTI
                                                                                                                International
                                                                                                                Metals,
                                                                                                                Inc. from
                                                                                                                1990 to
                                                                                                                present.


John F. O'Brien     Director     2007 to     President and Chief Executive Officer of Allmerica  37 Funds       Cabot Corporation
40 East 52nd Street              present     Financial Corporation (financial services holding   99 Portfolios  (chemicals);
New York, NY 10022                           company) from 1995 to 2002 and Director from 1995                  LKQ Corporation
1943                                         to 2003; President of Allmerica Investment                         (auto parts
                                             Management Co., Inc. (investment adviser) from                     manufacturing);
                                             1989 to 2002, Director from 1989 to 2002 and                       TJX Companies,
                                             Chairman of the Board from 1989 to 1990; President,                Inc. (retailer).
                                             Chief Executive Officer and Director of First
                                             Allmerica Financial Life Insurance Company from
                                             1989 to 2002 and Director of various other
                                             Allmerica Financial companies until 2002;
                                             Director from 1989 to 2006, Member of the
                                             Governance Nominating Committee from 2004 to 2006,
                                             Member of the Compensation Committee from 1989
                                             to 2006 and Member of the Audit Committee from
                                             1990 to 2004 of ABIOMED; Director, Member of the
                                             Governance and Nomination Committee and Member of
                                             the Audit Committee of Cabot Corporation since
                                             1990; Director and Member of the Audit Committee
                                             and Compensation Committee of LKQ Corporation
                                             since 2003; Lead Director of TJX Companies, Inc.
                                             since 1996; Trustee of the Woods Hole Oceanographic
                                             Institute since 2003. Director, Ameresco, Inc.
                                             since 2006. Director, Boston Lyric Opera since 2002.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 BlackRock-
                                                                                                 Advised Funds
                    Position(s)                                                                  and Portfolios
Name, Address       Held with    Length of                                                       Currently      Public
and Year of Birth   Fund         Time Served Principal Occupation(s) During Past 5 Years         Overseen       Directorships
Non-Interested Directors (concluded)*

Roberta Cooper Ramo Director     1999 to     Shareholder, Modrall, Sperling, Roehl, Harris &     37 Funds       None
40 East 52nd Street              present     Sisk, P.A. since 1993; President, American Bar      99 Portfolios
New York, NY 10022                           Association from 1995 to 1996 and Member of the
1942                                         Board of Governors thereof from 1994 to 1997;
                                             Shareholder, Poole, Kelly and Ramo, Attorneys at
                                             Law P.C. from 1977 to 1993; Director of ECMC
                                             Group (service provider to students, schools and
                                             lenders) since 2001; Director, United New Mexico
                                             Bank (now Wells Fargo) from 1983 to 1988; Director,
                                             First National Bank of New Mexico (now Wells
                                             Fargo) from 1975 to 1976; Vice President, American
                                             Law Institute from 2004 to 2007 and President
                                             elect thereof since 2007.


Jean Margo Reid     Director     2007 to     Self-employed consultant since 2001; Counsel of     37 Funds       None
40 East 52nd Street              present     Alliance Capital Management (investment adviser) in                99 Portfolios
New York, NY 10022                           2000; General Counsel, Director and Secretary of
1945                                         Sanford C. Bernstein & Co., Inc.
                                             (investment adviser/broker-dealer) from 1997 to
                                             2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                             from 1994 to 2000; Director and Secretary of
                                             SCB, Inc. since 1998; Director and Secretary of SCB
                                             Partners, Inc. since 2000; and Director of Covenant
                                             House from 2001 to 2004.


David H. Walsh      Director     2007 to     Director, Ruckleshaus Institute and Haub School of  37 Funds       None
40 East 52nd Street              present     Natural Resources at the University of Wyoming      99 Portfolios
New York, NY 10022                           since 2006; Consultant with Putnam Investments from
1941                                         1993 to 2003, and employed in various capacities
                                             therewith from 1973 to 1992; Director,
                                             Massachusetts Audubon Society from 1990 to 1997;
                                             Director, The National Audubon Society from 1998
                                             to 2005; Director, The American Museum of Fly
                                             Fishing since 1997.


Fred G. Weiss       Director     2007 to     Managing Director of FGW Associates since 1997;     37 Funds       Watson
40 East 52nd Street and          present     Board member of certain BlackRock-advised funds     99 Portfolios  Pharmaceutical
New York, NY 10022  Chairman of              since 1998; Vice President, Planning, Investment                   Inc.
1941                the Board of             and Development of Warner Lambert Co. from 1979 to                 (pharmaceutical
                    Directors                1997; Director of Michael J. Fox Foundation for                    company).
                                             Parkinson's Research since 2000; Director, Watson
                                             Pharmaceutical, Inc. (pharmaceutical company)
                                             since 1999; Director of Osmotica Holdings Corp.
                                             (a drug delivery technology company) since 2003;
                                             Director of KIMC Investments, Inc. dba MedVance
                                             Institute (a chain of for-profit allied health
                                             training schools) since 2003.


Richard R. West     Director     2007 to     Professor of Finance from 1984 to 1995, Dean from   37 Funds       Bowne & Co., Inc.
40 East 52nd Street and Member   present     1984 to 1993 and since 1995 Dean Emeritus of New    99 Portfolios  (financial
New York, NY 10022  of the Audit             York University's Leonard N. Stern School of                       printers);
1938                Committee                Business Administration.                                           Vornado Realty
                                                                                                                Trust (real
                                                                                                                estate company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company).


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 BlackRock-
                                                                                                 Advised Funds
                    Position(s)                                                                  and Portfolios
Name, Address       Held with    Length of                                                       Currently      Public
and Year of Birth   Fund         Time Served Principal Occupation(s) During Past 5 Years         Overseen       Directorships
Interested Directors*


Richard S. Davis    Director     2007 to     Managing Director, BlackRock, Inc. since 2005;      184 Funds      None
40 East 52nd Street              present     Chief Executive Officer, State Street Research &    289 Portfolios
New York, NY 10022                           Management Company from 2000 to 2005; Chairman of
1945                                         the Board of Trustees, State Street Research mutual
                                             funds ("SSR Funds") from 2000 to 2005; Senior Vice
                                             President, Metropolitan Life Insurance Company from
                                             1999 to 2000; Chairman SSR Realty from 2000 to 2004.


Laurence D. Fink    Director     2007 to     Chairman and Chief Executive Officer of BlackRock,  37 Funds       None
40 East 52nd Street              present     Inc. since its formation in 1998 and of BlackRock,  99 Portfolios
New York, NY 10022                           Inc.'s predecessor entities since 1988; Chairman
1952                                         of the Executive and Management Committees;
                                             formerly, Managing Director of the First Boston
                                             Corporation, Member of its Management Committee,
                                             Co-head of its Taxable Fixed Income Division and
                                             Head of its Mortgage and Real Estate Products
                                             Group; Chairman of the Board of several of
                                             BlackRock's alternative investment vehicles;
                                             Director of several of BlackRock's offshore funds;
                                             Member of the Board of Trustees of New York
                                             University, Chair of the Financial Affairs
                                             Committee and a member of the Executive Committee,
                                             the Ad Hoc Committee on Board Governance, and the
                                             Committee on Trustees; Co-Chairman of the NYU
                                             Hospitals Center Board of Trustees, Chairman of the
                                             Development/Trustee Stewardship Committee and
                                             Chairman of the Finance Committee; Trustee of
                                             The Boys' Club of New York.


Henry Gabbay        Director     2007 to     Consultant, BlackRock since 2007; Managing          183 Funds      None
40 East 52nd Street              present     Director, BlackRock, Inc. from 1989 to June, 2007;  288 Portfolios
New York, NY 10022                           Chief Administrative Officer, BlackRock Advisors,
1947                                         LLC from 1998 to 2007; President of BlackRock Funds
                                             and BlackRock Bond Allocation Target Shares from
                                             2005 to 2007; Treasurer of certain closed-end funds
                                             in the Fund complex from 1989 to 2006.


* Messrs. Davis, Fink and Gabbay are all "interested persons," as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



Advisory Board Member


Joe Grills*         Member       2007 to     Member of the Committee of Investment of Employee   37 Funds       Kimco
40 East 52nd Street of the       present     Benefit Assets of the Association of Financial      99 Portfolios  Realty
New York, NY 10022  Advisory                 Professionals ("CIEBA") since 1986; Member of                      Corporation
1935                Board                    CIEBA's Executive Committee since 1988 and its
                                             Chairman from 1991 to 1992; Assistant Treasurer
                                             of International Business Machines Corporation
                                             ("IBM") and Chief Investment Officer of IBM
                                             Retirement Funds from 1986 to 1993; Member of the
                                             Investment Advisory Committee of the State of New
                                             York Common Retirement Fund from 1989 to 2006;
                                             Member of the Investment Advisory Committee of the
                                             Howard Hughes Medical Institute from 1997 to 2000;
                                             Director, Duke University Management Company from
                                             1992 to 2004, Vice Chairman thereof from 1998 to
                                             2004, and Director Emeritus thereof since 2004;
                                             Director, LaSalle Street Fund from 1995 to 2001;
                                             Director, Kimco Realty Corporation since 1997;
                                             Member of the Investment Advisory Committee of the
                                             Virginia Retirement System since 1998, Vice
                                             Chairman thereof from 2002 to 2005, and Chairman
                                             thereof since 2005; Director, Montpelier Foundation
                                             since 1998, its Vice Chairman from 2000 to 2006,
                                             and Chairman, thereof, since 2006; Member of the
                                             Investment Committee of the Woodberry Forest School
                                             since 2000; Member of the Investment Committee of
                                             the National Trust for Historic Preservation since
                                             2000.


 * Joe Grills resigned from the Advisory Board of the Fund effective December 31, 2007.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Officers and Directors (concluded)

                    Position(s)
                    Held with
Name, Address       Fund/        Length of
and Year of Birth   Master LLC   Time Served Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke     Fund         2007 to     Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street President    present     Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
New York, NY 10022  and Chief                ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof
1960                Executive                from 1999 to 2006 and Vice President thereof from 1990 to 1997.
                    Officer


Anne F. Ackerley    Vice         2007 to     Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief
40 East 52nd Street President    present     Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice
New York, NY 10022                           President and Chief Operating Officer of Public Finance Group thereof from 1995 to
1962                                         1997; Formerly First Vice President of Emerging Markets Fixed Income Research of
                                             Merrill Lynch & Co., Inc. from 1994 to 1995.


Howard Surloff      Secretary    2007 to     Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock,
40 East 52nd Street              present     Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management,
New York, NY 10022                           L.P. from 1993 to 2006.
1965


Brian P. Kindelan   Chief        2007 to     Chief Compliance Officer of the Funds since 2007 and Anti-Money Laundering Officer
40 East 52nd Street Compliance   present     of BlackRock, Inc. since 2007; Managing Director and Senior Counsel thereof since
New York, NY 10022  Officer                  January 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
1959                                         2004 and Vice President and Senior Counsel, thereof from 1998 to 2000; Senior Counsel of PNC Bank Corp. from 1995 to 1998.


Neal J. Andrews     Chief        2007 to     Managing Director of Administration and Operations Group BlackRock, Inc., since 2006;
40 East 52nd Street Financial    present     Formerly Senior Vice President and Line of Business Head of Fund Accounting and
New York, NY 10022  Officer                  Administration at PFPC Inc., from 1992 to 2006.
1966


Jay M. Fife         Treasurer    2007 to     Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street              present     Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM
New York, NY 10022                           Fund Services Group from 2001 to 2006.
1970


* Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 800-441-7762.



Custodian
The Bank of New York Mellon
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540


Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540


Legal Counsel
Willkie Farr &
Gallagher LLP
New York, NY 10019



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



BlackRock Fund Information


BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select "eDelivery" under the "More Information" section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



BlackRock Fund Information (concluded)


Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK FOCUS GROWTH FUND, INC.                             NOVEMBER 30, 2007


Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez (term began, effective November 1, 2007)
Joe Grills (term ended, effective November 1, 2007)
Robert S. Salomon, Jr. (not reappointed to the Audit Committee, effective November 1, 2007)
Fred G. Weiss (term began, effective November 1, 2007)
Richard R. West (term began, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 - Principal Accountant Fees and Services
             (a) Audit Fees    (b) Audit-Related Fees 1  (c) Tax Fees 2   (d) All Other Fees 3

Entity Name      Current    Previous   Current   Previous   Current   Previous  Current   Previous
                 Fiscal     Fiscal     Fiscal    Fiscal     Fiscal    Fiscal    Fiscal    Fiscal
                 Year End   Year End   Year End  Year End   Year End  Year End  Year End  Year End
BlackRock Focus
Growth Fund, Inc. $6,600      $6,600     $0       $0         $6,100    $6,000     $1,042    $0

Master Focus
Growth LLC        $26,400     $26,400    $0       $0         $0        $0         $0        $0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  None of the services described in each of Items 4(b) through
(d) were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates' Aggregate Non-Audit Fees:

Entity Name     Current Fiscal Year End  Previous Fiscal Year End

BlackRock Focus
Growth Fund, Inc.        $291,642            $3,144,117

Master Focus
Growth LLC               $284,500            $3,138,117

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of
Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 -Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable
Item 8 -  Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 -Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By:   /s/ Donald C. Burke
      -------------------
Donald C. Burke,
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and
Master Focus Growth LLC

Date: January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Donald C. Burke
      -------------------
Donald C. Burke,
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and
Master Focus Growth LLC

Date: January 16, 2008

By:  /s/ Neal J. Andrews
     -------------------
Neal J. Andrews,
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and
Master Focus Growth LLC

Date: January 16, 2008